SECOND AMENDMENT TO AMENDED AND
                   RESTATED LOAN AGREEMENT


          This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is being entered into as of the 30th day of November, 1998, by and among PETROLEUM HELICOPTERS, INC., a Louisiana corporation (the "Company"), NATIONSBANK OF TEXAS, N.A., a national banking association ("NationsBank"), WHITNEY NATIONAL BANK, a national banking association ("Whitney"), BANK ONE, LOUISIANA, N.A., a national banking association ("Bank One" (as successor by merger to First National Bank of Commerce, a national banking association ("FNBC")) and together with NationsBank and Whitney, being hereinafter referred to collectively as the "Banks", and NationsBank as agent for the Banks (in such capacity, the "Agent").

                   PRELIMINARY STATEMENTS

(1) The Company, NationsBank, Whitney, FNBC and the Agent have entered into that certain Loan Agreement, originally dated as of January 31, 1986, as amended and restated in its entirety as of March 31, 1997, and as amended by that certain First Amendment to Amended and Restated Loan Agreement, dated as of December 31, 1997 (such Loan Agreement, as so amended and restated and as the same may be further amended from time to time, being hereinafter referred to as the "Loan Agreement"). Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement.

(2)                  FNBC has merged with and into Bank One.

(3) The Company, the Banks and the Agent now wish to amend the Loan Agreement to provide, among other things, (a) for a conversion of $7,000,000 of principal
amount   of  the  Revolving  Credit  Loans  outstanding   to
$7,000,000 principal outstanding of Term Loans, (b) for an extension of the Conversion Date and the Termination Date with respect to Revolving Credit Loans under the Loan Agreement and (c) for a change in the principal payment dates and principal payment amounts with respect to Term Loans under the Loan Agreement to reflect the increase in principal amount of Term Loans outstanding and the extension of the Termination Date of the Term Loans.

           NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

        1.           Section  1.01 of the Loan Agreement  is
amended by adding the following definitions after the definition of 1988 Loan Agreement:

                "1997 Term Loan" shall have the meaning set forth in Section 2.01(a).

                "1997 Term Loan Note" shall have the meaning set forth in Section 2.01(a).

        2.           The definition of "Conversion Date"  in
Section 1.01 of the Loan Agreement is hereby amended in its entirety to read as follows:

                 "Conversion  Date"   shall   mean
                  October 31, 2000.

        3.           The definition of "Termination Date" in
Section 1.01 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "Termination Date", in the case of
                the Term Loans, shall have the meaning given such term in Subsection 2.01(b) and, in the case of the Revolving Credit
                Loans, shall mean October 31, 2005.

        4. Section 2.01(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                     (i)        Upon  the terms  and
          conditions set forth in this Agreement  as
          then   in   effect,  each   Bank   agreed,
          effective as of March 31, 1997, to  renew,
          modify and extend the loans made by it  to
          the  Company pursuant to the Prior Amended
          and  Restated Loan Agreement and converted
          $40,000,000  of  such loans  to  principal
          outstanding  under  a term  facility  (the
          "1997  Term Loans").  After giving  effect
          to   the   foregoing,  each  Bank's   1997
          Term  Loan  was evidenced by a  Term  Loan
          Note (a "1997 Term Loan Note"), payable to
          the order of such Bank in installments and
          bearing interest payable ( as provided  in
          therein and in this Agreement, as then  in
          effect.)     The   conversion    of    the
          indebtedness  due to each Bank  under  the
          loans made to the Company pursuant to  the
          Prior  Amended and Restated Loan Agreement
          into the 1997 Term Loans did not effect  a
          novation  of,  but  was,  to  the  fullest
          extent    applicable,   in   modification,
          renewal,   extension,  rearrangement   and
          replacement of, the loans made by the Banks to the Company pursuant to the Prior
          Amended and Restated Loan Agreement.

                     (ii)       Upon the  terms  and
          conditions set forth in this Agreement, as
          of November 30, 1998, each Bank has agreed
          to,  and  does hereby, renew,  modify  and
          extend   its   Ratable   Share   of    the
          $33,000,000 principal amount of  the  1997
          Term  Loans outstanding as of such and  to
          convert   its   Ratable   Share   of   the
          $7,000,000  of  the  aggregate   principal
          amount  of  the  Revolving  Credit   Loans
          outstanding as of such date to  $7,000,000
          principal  outstanding   under  the   term
          facility    of   this   Agreement.     The
          $40,000,000 aggregrate principal amount of
          term  loans  resulting from such  renewal,
          modification and extension, and from  such
          conversion, are herein referred to as  the
          "Term Loans".  After giving effect to  the
          foregoing, each Bank's Term Loan shall  be
          evidenced by a Term Loan Note, which shall
          replace  the 1997 Term Loan Note  held  by
          such  Bank  and  shall be payable  to  the
          order  of  such  Bank in installments  and
          bearing   interest  payable   (except   as
          otherwise  provided in Article 3  of  this
          Agreement)  on each Interest Payment  Date
          and  on  the date when such Term  Loan  is
          paid  in  full  at the rate or  rates  set
          forth  in  Section 2.04 of this Agreement.
          The  conversion  of  each  Bank's  Ratable
          Share    of   the   $7,000,000   aggregate
          principal amount of Revolving Credit Loans
          made  to  the  Company  pursuant  to  this
          Agreement prior to November 30, 1998  into
          an  equal  principal amount of Term  Loans
          hereunder shall not effect a novation  of,
          but   shall  be,  to  the  fullest  extent
          applicable,   in  modification,   renewal,
          extension,  rearrangement and  replacement
          of,  such Revolving Credit Loans  made  by
          the  Banks to the Company pursuant to this
          Agreement.   Such  conversion  shall   not
          result in a reduction in the Commitment of any Bank

        5. Section 2.01(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

                The aggregate principal amount  of
          the  Term  Loans  shall  be  payable  in
          quarterly installments each in an amount
          equal   to   (i)   for   all   quarterly
          installments prior to November 10,  2005
          (the "Termination Date"), $1,000,000 and
          (ii)  for the quarterly installment  due
          on  the  Termination Date,  $13,000,000,
          which  quarterly installments  shall  be
          payable   on  the  tenth  day  of   each
          February,  May, August and  November  of
          each  year commencing February 10,  1999
          and  ending  on the first such  date  on
          which  the  aggregate  unpaid  principal
          amount  of the Term Loans shall be  paid
          in   full   by   reason   of   quarterly
          installments paid as aforesaid  and  any
          prepayments made pursuant to  Article  3
          or otherwise (but in any event no later than the Termination Date).

        6. Subsection 2.02(b) of the Loan Agreement is amended by deleting "January 31, 2000" and replacing it with "January 31, 2001".

        7.          Exhibit  A-1 to the Loan  Agreement  is
hereby deleted and replaced by Exhibit A-1 attached hereto.

        8. Each reference in the Loan Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended to date. Unless otherwise indicated, terms used in this Amendment have the same meanings herein as in the Loan Agreement.

        9.            The Loan Agreement, as amended to date,
is in all respects ratified and confirmed, and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect.

        10. The Company hereby represents that (a) after giving effect to the amendments contemplated herein, the representations and warranties contained in the Loan Agreement, the Notes, the Security Documents, and any other documents or instruments executed in connection with the Loan Agreement (collectively, the "Loan Documents") are true and correct on and as of the date hereof as though made on and as of such date, (b) upon execution of this Amendment, the Company will not be in default in the due performance of any covenant on its part in the Loan Documents, and (c) no Default or Event of Default has occurred and is continuing or is imminent.

        11. The Company acknowledges, confirms, and warrants that the Security Documents and any other security instruments executed at any time in connection with the Loan Agreement continue to secure, inter alia, the payment of all Indebtedness at any time created pursuant to the Loan Agreement, as amended to date, and all obligations of the Company in respect of Swap Agreements.

        12.          The effectiveness of this Amendment  is
subject to (i) the Company's delivery to the Agent, for the account of the Banks, of the following items:

                (a) an Officers' Certificate of the Company with directors' resolutions attached;

                (b) the favorable signed opinion of counsel to the Company satisfactory to the Agent and addressing the due authorization of this Second Amendment and the Term Loan Notes by the Company, the enforceability of the Loan Agreement, the Term Loan Notes and the Revolving Credit Notes as amended by this Second Amendment and such other matters as the Agent may reasonably request;

                (c) the favorable signed opinion of special Federal Aviation Act counsel to the Company satisfactory to the Agent and addressing whether any filing with the Federal
` Aviation Administration is required in order to give effective notice to third parties that the security interest in the Aircraft, the Engines and the Spare Parts created by the Security Agreement, as amended and restated, secures the Term Loan Notes and the Revolving Credit Notes as renewed, extended or otherwise modified by this Second Amendment, and such other matters as the Agent may reasonably request;

                (d) a counterpart of this Second Amendment executed by the Company; and

                (e)   a  Term Loan Note payable  to  the  order  of  each
                 Bank in the principal amount of its Ratable Share of $40,000,000; and

        (ii) the delivery to the Agent of counterparts of this Amendment executed by each of the Banks.

                13. The Company agrees to do, execute, acknowledge, and deliver, all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent and the Banks all and singular the rights granted or intended to be granted hereby or hereunder.

                14. The Company agrees to pay on demand all reasonable costs and expenses of the Banks in connection with  the preparation, reproduction, execution, and delivery of this Amendment and the other instruments and documents to be  delivered hereunder (including the reasonable  fees  and out-of-pocket  expenses of counsel for the Agent,  and  with
respect  to  advising  the  Agent  as  to  its  rights   and
responsibilities  under  the Loan Agreement,  as  hereby  to date). In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing, or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save each Bank harmless from and against any and all liabilities with respect to and resulting from any delay in paying or omission to pay such taxes or fees.

                15.  This Amendment may be executed  in  any
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                16.  This Amendment shall be governed by and
construed in accordance with the laws of the State of Texas and shall be binding upon the Company, the Agent, and the Banks and their respective successors and assigns.

                17.  FINAL  AGREEMENT. THIS SECOND AMENDMENT
TOGETHER WITH THE FIRST AMENDMENT, THE LOAN AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS AND ANY OTHER DOCUMENTS OR INSTRUMENTS EXECUTED IN CONNECTION WITH THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Loan Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.



                              PETROLEUM HELICOPTERS, INC.


                              By:
                              Name:
                              Title:



                              NATIONSBANK OF TEXAS, N.A.,
                                   individually and as Agent


                              By:
                              Name:
                              Title:



                              WHITNEY NATIONAL BANK


                              By:
                              Name:
                              Title:



                              BANK ONE, LOUISIANA, N.A.


                              By:
                              Name:
                              Title: